SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	October 16, 2001

SEITEL, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State of Other Jurisdiction of Incorporation)
0-14488		76-0025431
(Commission File Number)		(IRS Employer Identification No.)

50 Briar Hollow Lane
7th Floor, West Bldg.
Houston, Texas		77027
(Address of Principal Executive Offices)		(Zip Code)

(713) 881-8900
(Registrant's Telephone Number, Including Area Code)

Item 5.	Other Events.

          On October 16,2001, the Company released the press release attached hereto as an exhibit, which is hereby incorporated herein by reference. This press release is being filed pursuant to rule 135c(d).
Item 7.	Exhibits.

          The following documents are filed as an Exhibit to this report:
99.	Company press release dated October 16, 2001.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date:	10/16/01	SEITEL, INC.

		By:	/s/ Debra D. Valice

Debra D. Valice
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX
Page
99.	Company press release dated October 16, 2001.	4